Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED DECEMBER 31, 2016

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Statements of Income	8
Select Income Statement Data	9
Funds From Operations (“FFO”)	10
Funds Available for Distribution (“FAD”)	11
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)	12
Net Operating Income (“NOI”)	13
NOI - By Segment	14-15
Same Store Results - By Segment	16-19
Consolidated Joint Ventures and Funds	20-22
Unconsolidated Joint Ventures	23-25
Unconsolidated Funds Summary	26
Capital Structure	27
Debt Analysis	28
Debt Maturities	29

Selected Property Data
Portfolio Summary	30
Top Tenants and Industry Diversification	31
Leasing Activity	32-33
Lease Expirations	34-37
Cash Basis Capital Expenditures	38-42

Definitions	43-44

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT
Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer

BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Audit Committee
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Thomas Lesnick	Vin Chao
Bank of America Merrill Lynch	BTIG	Capital One Securities, Inc.	Deutsche Bank
(646) 855-5808	(212) 738-6140	(571) 633-8191	(212) 250-6799

Steve Sakwa	Brad Burke	Jed Reagan	Richard Anderson
Evercore ISI	Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(917) 343-2082	(949) 640-8780	(212) 205-8445

Vikram Malhotra	Nick Yulico	Blaine Heck
Morgan Stanley	UBS	Wells Fargo
(212) 761-7064	(212) 713-3402	(443) 263-6529

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except square feet and per share amounts)

	Three Months Ended			Year Ended
SELECTED FINANCIAL DATA	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Total revenues	$166,802	$170,528	$171,318	$683,341	$662,408
Net (loss) income attributable to common stockholders	$(6,489)	$8,905	$(139)	$(9,934)	$(4,419)
Per share—basic and diluted	$(0.03)	$0.04	$(0.00)	$(0.05)	$(0.02)
PGRE’s share of NOI (1)	$90,763	$96,812	$95,315	$386,418	$368,661
PGRE’s share of Cash NOI (1)	$77,224	$75,320	$72,432	$309,148	$308,341
FFO attributable to common stockholders (1)	$41,034	$61,559	$50,615	$195,140	$209,349
Per share—diluted	$0.18	$0.29	$0.23	$0.89	$0.99
Core FFO attributable to common stockholders (1)	$40,643	$45,188	$44,092	$183,116	$172,796
Per share—diluted	$0.18	$0.21	$0.20	$0.84	$0.81
FAD attributable to common stockholders (1)	$17,822	$2,437	$18,684	$77,260	$63,494

COMMON SHARE DATA

	Three Months Ended
Share Price:	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
High	$16.74	$18.28	$17.40	$17.97	$18.56
Low	$14.58	$15.36	$15.26	$14.23	$16.50
Closing (end of period)	$15.99	$16.39	$15.94	$15.95	$18.10
Dividends per common share	$0.095	$0.095	$0.095	$0.095	$0.095
Annualized dividends per common share	$0.380	$0.380	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.4%	2.3%	2.4%	2.4%	2.1%

PORTFOLIO STATISTICS
		Total as of December 31, 2016			PGRE’s Share as of December 31, 2016
	Number of	Square			Square
Region:	Properties	Feet	% Leased (1)	% Occupied (1)	Feet	% Leased (1)	% Occupied (1)
New York	6	7,011,734	91.0%	88.6%	6,740,041	90.7%	88.4%
Washington, D.C.	5	1,585,519	95.5%	92.6%	1,585,519	95.5%	92.6%
San Francisco	2	2,223,823	98.9%	96.9%	1,417,983	99.0%	97.5%

	13	10,821,076	93.3%	90.9%	9,743,543	92.7%	90.4%

(1)	See page 43 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2016	December 31, 2015
ASSETS:
Rental property, at cost
Land	$2,091,535	$2,042,071
Buildings and improvements	5,757,558	5,610,046

	7,849,093	7,652,117
Accumulated depreciation and amortization	(318,161)	(243,089)

Rental property, net	7,530,932	7,409,028
Cash and cash equivalents	162,965	143,884
Restricted cash	29,374	41,823
Real estate fund investments	—	416,438
Investments in unconsolidated real estate funds	28,173	—
Investments in unconsolidated joint ventures	6,411	7,102
Preferred equity investments	55,051	53,941
Marketable securities	22,393	21,521
Deferred rent receivable	163,695	77,792
Accounts and other receivables, net	15,251	10,844
Deferred charges, net	71,184	74,991
Intangible assets, net	412,225	511,207
Assets held for sale	346,685	—
Other assets	22,829	6,658

Total Assets	$8,867,168	$8,775,229

LIABILITIES:
Notes and mortgages payable, net	$3,364,898	$2,922,610
Revolving credit facility	230,000	20,000
Due to affiliates (1)	27,299	27,299
Loans payable to noncontrolling interests	—	45,662
Accounts payable and accrued expenses	103,896	102,730
Dividends and distributions payable	25,151	25,067
Deferred income taxes	1,467	2,533
Interest rate swap liabilities	22,446	93,936
Intangible liabilities, net	153,018	179,741
Other liabilities	53,046	45,101

Total Liabilities	3,981,221	3,464,679

EQUITY:
Paramount Group, Inc. equity	3,990,005	3,761,017
Noncontrolling interests in:
Consolidated real estate funds	64,793	414,637
Consolidated joint ventures	253,788	236,849
Operating Partnership	577,361	898,047

Total Equity	4,885,947	5,310,550

Total Liabilities and Equity	$8,867,168	$8,775,229

(1)	Represents notes payable to affiliates, which are due in October 2017 and bear interest at a fixed rate of 0.50%.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except shares and per share amounts)

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
REVENUES:
Property rentals	$127,041	$124,559	$122,606	$498,057	$507,091
Straight-line rent adjustments	14,725	19,663	23,301	82,568	69,522
Amortization of above and below-market leases, net	2,943	6,678	3,112	9,536	9,917

Rental income	144,709	150,900	149,019	590,161	586,530
Tenant reimbursement income	11,842	10,929	11,978	44,943	50,885
Fee income (see details on page 9)	5,363	4,848	3,976	16,931	10,248
Other income (see details on page 9)	4,888	3,851	6,345	31,306	14,745

Total revenues	166,802	170,528	171,318	683,341	662,408
EXPENSES:
Operating	63,076	61,735	64,025	250,040	244,754
Depreciation and amortization	60,975	70,966	66,376	269,450	294,624
General and administrative (see details on page 9)	14,175	13,644	13,235	53,510	42,056
Transaction related costs	679	523	282	2,404	10,355

Total expenses	138,905	146,868	143,918	575,404	591,789
Operating income	27,897	23,660	27,400	107,937	70,619
Income from real estate fund investments	—	7,749	—	—	37,975
Income (loss) from unconsolidated real estate funds	2,042	—	(1,254)	(498)	—
Income from unconsolidated joint ventures	2,122	2,406	1,792	7,413	6,850
Interest and other income, net (see details on page 9)	1,905	1,268	2,299	6,934	871
Interest and debt expense (see details on page 9)	(44,340)	(41,421)	(38,278)	(157,746)	(168,366)
Unrealized gain on interest rate swaps	10,153	26,263	12,728	39,814	75,760

Net (loss) income before income taxes	(221)	19,925	4,687	3,854	23,709
Income tax (expense) benefit	(2,602)	140	(218)	(1,785)	(2,566)

Net (loss) income	(2,823)	20,065	4,469	2,069	21,143
Less net (income) loss attributable to noncontrolling interests in:
Consolidated real estate funds	497	(4,496)	67	1,316	(21,173)
Consolidated joint ventures	(5,361)	(4,495)	(4,703)	(15,423)	(5,459)
Operating Partnership	1,198	(2,169)	28	2,104	1,070

Net (loss) income attributable to common stockholders	$(6,489)	$8,905	$(139)	$(9,934)	$(4,419)

Weighted average common shares outstanding:
Basic	223,221,284	212,106,718	219,394,245	218,053,062	212,106,718

Diluted	223,221,284	212,111,790	219,394,245	218,053,062	212,106,718

(Loss) income per common share:
Basic	$(0.03)	$0.04	$(0.00)	$(0.05)	$(0.02)

Diluted	$(0.03)	$0.04	$(0.00)	$(0.05)	$(0.02)

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Year Ended
Fee Income:	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Property management	$1,484	$1,489	$1,404	$5,948	$5,763
Asset management (1)	2,254	—	2,003	7,754	—
Acquisition and leasing	1,353	3,247	244	2,226	3,916
Other	272	112	325	1,003	569

Total fee income	$5,363	$4,848	$3,976	$16,931	$10,248

(1)	As a result of deconsolidating our real estate funds that were accounted for at fair value on January 1, 2016, asset management fees are now included in fee income, as opposed to a reduction of income attributable to noncontrolling interests in the prior periods. (See pages 21 and 22 for asset management fees recognized in prior periods.)

	Three Months Ended			Year Ended
Other Income:	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Lease termination income	$2,502	$183	$3,460	$17,010	$871
Other (primarily tenant requested work)	2,386	3,668	2,885	14,296	13,874

Total other income	$4,888	$3,851	$6,345	$31,306	$14,745

	Three Months Ended			Year Ended
General and Administrative:	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Non-cash general and administrative - stock based compensation expense	$2,512	$1,297	$2,583	$9,423	$5,139
All other general and administrative	11,416	11,305	9,916	40,769	33,405
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included in “interest and other income”)	247	1,042	736	444	197
Severance costs	—	—	—	2,874	3,315

Total general and administrative	$14,175	$13,644	$13,235	$53,510	$42,056

	Three Months Ended			Year Ended
Interest and Other Income:	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Preferred equity investment income (1)	$1,417	$—	$1,460	$5,716	$—
Interest income	241	226	103	774	674
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	247	1,042	736	444	197

Total interest and other income	$1,905	$1,268	$2,299	$6,934	$871

(1)	Represents 100% of the investment income from PGRESS Equity Holdings, L.P., which was acquired in December 2015, of which our share is $346 and $355 for the three months ended December 31, 2016 and September 30, 2016, respectively, and $1,393 for the year ended December 31, 2016.

	Three Months Ended			Year Ended
Interest and Debt Expense:	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Interest expense (1)	$41,657	$40,610	$36,820	$150,942	$165,801
Amortization of deferred financing costs	2,683	811	1,458	6,804	2,565

Total interest and debt expense	$44,340	$41,421	$38,278	$157,746	$168,366

(1)	Includes $4,608 of defeasance and debt breakage costs for the three months and year ended December 31, 2016, resulting from the repayment of debt.

FUNDS FROM OPERATIONS (“FFO”)

(unaudited and in thousands, except shares and per share amounts)

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(2,823)	$20,065	$4,469	$2,069	$21,143
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	62,451	72,469	68,008	275,653	300,645

FFO (1)	59,628	92,534	72,477	277,722	321,788
Less FFO attributable to noncontrolling interests in:
Consolidated real estate funds	272	(4,726)	(157)	419	(22,096)
Consolidated joint ventures	(11,294)	(11,256)	(11,319)	(41,320)	(39,383)

FFO attributable to Paramount Group Operating Partnership	48,606	76,552	61,001	236,821	260,309
Less FFO attributable to noncontrolling interests in Operating Partnership	(7,572)	(14,993)	(10,386)	(41,681)	(50,960)

FFO attributable to common stockholders (1)	$41,034	$61,559	$50,615	$195,140	$209,349

Per diluted share	$0.18	$0.29	$0.23	$0.89	$0.99

FFO	$59,628	$92,534	$72,477	$277,722	$321,788
Non-core items:
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	(10,930)	(27,328)	(13,589)	(41,869)	(77,872)
Defeasance and debt breakage costs	4,608	—	—	4,608	—
Transaction related costs	679	523	282	2,404	4,483
Severance costs	—	—	—	2,874	3,315
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	—	—	—	5,872
Predecessor income tax true-up	—	—	—	—	721

Core FFO (1)	53,985	65,729	59,170	245,739	258,307
Less Core FFO attributable to noncontrolling interests in:
Consolidated real estate funds	272	(4,726)	(157)	419	(22,096)
Consolidated joint ventures	(6,114)	(4,809)	(5,874)	(23,890)	(21,355)

Core FFO attributable to Paramount Group Operating Partnership	48,143	56,194	53,139	222,268	214,856
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(7,500)	(11,006)	(9,047)	(39,152)	(42,060)

Core FFO attributable to common stockholders (1)	$40,643	$45,188	$44,092	$183,116	$172,796

Per diluted share	$0.18	$0.21	$0.20	$0.84	$0.81

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	223,221,284	212,106,718	219,394,245	218,053,062	212,106,718
Effect of dilutive securities	23,141	5,072	24,385	15,869	4,572

Denominator for FFO and Core FFO per diluted share	223,244,425	212,111,790	219,418,630	218,068,931	212,111,290

(1)	See page 43 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Reconciliation of Core FFO to FAD:
Core FFO	$53,985	$65,729	$59,170	$245,739	$258,307
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	2,512	1,297	2,583	9,423	5,139
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,734	862	1,509	7,008	2,769
Amortization of above and below-market leases, net	(2,943)	(6,678)	(3,112)	(9,536)	(9,917)
Recurring tenant improvements, leasing commissions and other capital expenditures	(19,304)	(37,793)	(15,846)	(78,967)	(84,937)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(14,756)	(19,488)	(23,234)	(82,724)	(69,112)
Unrealized (gain) loss from unconsolidated real estate funds	(1,911)	—	1,379	607	—
Unrealized gains on real estate fund investments	—	(4,435)	—	—	(18,402)

FAD (1)	20,317	(506)	22,449	91,550	83,847
Less FAD attributable to noncontrolling interests in:
Consolidated real estate funds	272	(879)	(157)	419	(10,552)
Consolidated joint ventures	522	4,416	226	1,943	5,721

FAD attributable to Paramount Group Operating Partnership	21,111	3,031	22,518	93,912	79,016
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,289)	(594)	(3,834)	(16,652)	(15,522)

FAD attributable to common stockholders (1) (2)	$17,822	$2,437	$18,684	$77,260	$63,494

(1)	See page 43 for our definition of this measure.
(2)	FAD attributable to common stockholders on a quarterly basis is not necessarily indicative of future amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Reconciliation of net (loss) income to EBITDA and Adjusted EBITDA:
Net (loss) income	$(2,823)	$20,065	$4,469	$2,069	$21,143
Add (subtract) adjustments to arrive at EBITDA:
Depreciation and amortization (including our share of unconsolidated joint ventures)	62,451	72,469	68,008	275,653	300,645
Interest and debt expense (including our share of unconsolidated joint ventures)	45,785	42,798	39,697	163,413	174,193
Income tax expense (benefit) (including our share of unconsolidated joint ventures)	2,602	(140)	219	1,786	2,568

EBITDA (1)	108,015	135,192	112,393	442,921	498,549
Less EBITDA attributable to noncontrolling interests in:
Consolidated real estate funds	268	(5,567)	(156)	414	(25,565)
Consolidated joint ventures	(18,379)	(17,849)	(18,373)	(69,328)	(72,710)

PGRE’s share of EBITDA (1)	$89,904	$111,776	$93,864	$374,007	$400,274

EBITDA	$108,015	$135,192	$112,393	$442,921	$498,549
Add (subtract) adjustments to arrive at adjusted EBITDA:
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	(10,930)	(27,328)	(13,589)	(41,869)	(77,872)
EBITDA from real estate funds	(1,732)	(6,114)	1,073	976	(32,873)
Transaction related costs	679	523	282	2,404	4,483
Severance costs	—	—	—	2,874	3,315
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	—	—	—	5,872

Adjusted EBITDA (1)	96,032	102,273	100,159	407,306	401,474
Less Adjusted EBITDA attributable to noncontrolling interests in consolidated joint ventures	(13,199)	(11,401)	(12,927)	(51,897)	(54,682)

PGRE’s share of Adjusted EBITDA (1)	$82,833	$90,872	$87,232	$355,409	$346,792

(1)	See page 43 for our definition of this measure.

NET OPERATING INCOME (“NOI”)

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(2,823)	$20,065	$4,469	$2,069	$21,143
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	60,975	70,966	66,376	269,450	294,624
General and administrative	14,175	13,644	13,235	53,510	42,056
Interest and debt expense	44,340	41,421	38,278	157,746	168,366
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	—	—	—	5,872
Transaction related costs	679	523	282	2,404	4,483
Income tax expense (benefit)	2,602	(140)	218	1,785	2,566
NOI from unconsolidated joint ventures	4,257	4,218	3,974	17,195	16,580
Income from real estate fund investments	—	(7,749)	—	—	(37,975)
(Income) loss from unconsolidated real estate funds	(2,042)	—	1,254	498	—
Income from unconsolidated joint ventures	(2,122)	(2,406)	(1,792)	(7,413)	(6,850)
Fee income	(5,363)	(4,848)	(3,976)	(16,931)	(10,248)
Interest and other income, net	(1,905)	(1,268)	(2,299)	(6,934)	(871)
Unrealized gain on interest rate swaps	(10,153)	(26,263)	(12,728)	(39,814)	(75,760)

NOI (1)	102,620	108,163	107,291	433,565	423,986
Less NOI attributable to noncontrolling interests in:
Consolidated real estate funds	268	47	(157)	414	(668)
Consolidated joint ventures	(12,125)	(11,398)	(11,819)	(47,561)	(54,657)

PGRE’s share of NOI (1)	$90,763	$96,812	$95,315	$386,418	$368,661

NOI	$102,620	$108,163	$107,291	$433,565	$423,986
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(14,756)	(19,488)	(23,234)	(82,724)	(69,112)
Amortization of above and below-market leases, net	(2,943)	(6,678)	(3,112)	(9,536)	(9,917)

Cash NOI (1)	84,921	81,997	80,945	341,305	344,957
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate funds	268	47	(157)	414	(668)
Consolidated joint ventures	(7,965)	(6,724)	(8,356)	(32,571)	(35,948)

PGRE’s share of Cash NOI (1)	$77,224	$75,320	$72,432	$309,148	$308,341

(1)	See page 43 for our definition of this measure.

NOI - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended December 31, 2016
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(2,823)	$799	$(2,335)	$8,659	$(9,946)
Add (subtract) adjustments to arrive at NOI:
Depreciation and amortization	60,975	38,887	7,532	13,970	586
General and administrative	14,175	—	—	—	14,175
Interest and debt expense	44,340	21,543	6,946	14,124	1,727
Transaction related costs	679	—	—	—	679
Income tax expense	2,602	—	2,537	—	65
NOI from unconsolidated joint ventures	4,257	4,178	—	—	79
Income from unconsolidated real estate funds	(2,042)	—	—	—	(2,042)
Income from unconsolidated joint ventures	(2,122)	(2,102)	—	—	(20)
Fee income	(5,363)	—	—	—	(5,363)
Interest and other income, net	(1,905)	(37)	(10)	(8)	(1,850)
Unrealized (gain) loss on interest rate swaps	(10,153)	4	—	(10,157)	—

NOI (1)	102,620	63,272	14,670	26,588	(1,910)
Less NOI attributable to noncontrolling interests in:
Consolidated real estate funds	268	—	—	—	268
Consolidated joint ventures	(12,125)	—	—	(12,125)	—

PGRE’s share of NOI for the three months ended December 31, 2016	$90,763	$63,272	$14,670	$14,463	$(1,642)

PGRE’s share of NOI for the three months ended December 31, 2015	$96,812	$74,689	$12,532	$11,038	$(1,447)

NOI(1)	$102,620	$63,272	$14,670	$26,588	$(1,910)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(14,756)	(9,333)	(933)	(4,463)	(27)
Amortization of above and below-market leases, net	(2,943)	2,032	(549)	(4,426)	—

Cash NOI (1)	84,921	55,971	13,188	17,699	(1,937)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate funds	268	—	—	—	268
Consolidated joint ventures	(7,965)	—	—	(7,965)	—

PGRE’s share of Cash NOI for the three months ended December 31, 2016	$77,224	$55,971	$13,188	$9,734	$(1,669)

PGRE’s share of Cash NOI for the three months ended December 31, 2015	$75,320	$59,894	$10,352	$6,547	$(1,473)

(1)	See page 43 for our definition of this measure.

NOI - BY SEGMENT

(unaudited and in thousands)

	Year Ended December 31, 2016
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$2,069	$29,478	$247	$22,167	$(49,823)
Add (subtract) adjustments to arrive at NOI:
Depreciation and amortization	269,450	183,316	31,068	53,109	1,957
General and administrative	53,510	—	—	—	53,510
Interest and debt expense	157,746	73,729	22,406	55,817	5,794
Transaction related costs	2,404	—	—	—	2,404
Income tax expense	1,785	—	—	37	1,748
NOI from unconsolidated joint ventures	17,195	16,874	—	—	321
Loss from unconsolidated real estate funds	498	—	—	—	498
Income from unconsolidated joint ventures	(7,413)	(7,335)	—	—	(78)
Fee income	(16,931)	—	—	—	(16,931)
Interest and other income, net	(6,934)	(203)	(53)	(28)	(6,650)
Unrealized gain on interest rate swaps	(39,814)	(5,636)	—	(34,178)	—

NOI (1)	433,565	290,223	53,668	96,924	(7,250)
Less NOI attributable to noncontrolling interests in:
Consolidated real estate funds	414	—	—	—	414
Consolidated joint ventures	(47,561)	—	—	(47,561)	—

PGRE’s share of NOI for the year ended December 31, 2016	$386,418	$290,223	$53,668	$49,363	$(6,836)

PGRE’s share of NOI for the year ended December 31, 2015	$368,661	$283,203	$49,884	$42,114	$(6,540)

NOI(1)	$433,565	$290,223	$53,668	$96,924	$(7,250)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(82,724)	(64,056)	(4,772)	(13,872)	(24)
Amortization of above and below-market leases, net	(9,536)	8,921	(2,204)	(16,253)	—

Cash NOI (1)	341,305	235,088	46,692	66,799	(7,274)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate funds	414	—	—	—	414
Consolidated joint ventures	(32,571)	—	—	(32,571)	—

PGRE’s share of Cash NOI for the year ended December 31, 2016	$309,148	$235,088	$46,692	$34,228	$(6,860)

PGRE’s share of Cash NOI for the year ended December 31, 2015	$308,341	$247,319	$41,618	$25,975	$(6,571)

(1)	See page 43 for our definition of this measure.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended December 31, 2016
SAME STORE NOI(1)	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the three months ended December 31, 2016	$90,763	$63,272		$14,670	$14,463	$(1,642)
Acquisitions (2)	(2,618)	—		—	(2,618)	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,469)	(2,437)		—	(32)	—
Other, net	853	1,126		22	(295)	—

PGRE’s share of Same Store NOI(1) for the three months ended December 31, 2016	$86,529	$61,961		$14,692	$11,518	$(1,642)

	Three Months Ended December 31, 2015
	Total	New York		Washington, D.C.	San Francisco	Other
PGRE’s share of NOI for the three months ended December 31, 2015	$96,812	$74,689		$12,532	$11,038	$(1,447)
Acquisitions	—	—		—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(182)	(106)		—	(76)	—
Other, net	(4,000)	(3,745	)(3)	—	(255)	—

PGRE’s share of Same Store NOI(1) for the three months ended December 31, 2015	$92,630	$70,838		$12,532	$10,707	$(1,447)

(Decrease) increase in PGRE’s share of Same Store NOI	$(6,101)	$(8,877)		$2,160	$811	$(195)

% (Decrease) increase	(6.6%)	(12.5%)		17.2%	7.6%

(1)	See page 43 for our definition of this measure.
(2)	Represents NOI from the acquisition of One Front Street, which was acquired in December 2016.
(3)	Includes $3,915 of income from the accelerated amortization of a below-market lease liability in connection with a tenant’s lease modification.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended December 31, 2016
SAME STORE CASH NOI(1)	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended December 31, 2016	$77,224	$55,971	$13,188	$9,734	$(1,669)
Acquisitions (2)	(1,885)	—	—	(1,885)	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,469)	(2,437)	—	(32)	—
Other, net	—	—	—	—	—

PGRE’s share of Same Store Cash NOI(1) for the three months ended December 31, 2016	$72,870	$53,534	$13,188	$7,817	$(1,669)

	Three Months Ended December 31, 2015
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended December 31, 2015	$75,320	$59,894	$10,352	$6,547	$(1,473)
Acquisitions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(182)	(106)	—	(76)	—
Other, net	3	—	—	3	—

PGRE’s share of Same Store Cash NOI(1) for the three months ended December 31, 2015	$75,141	$59,788	$10,352	$6,474	$(1,473)

(Decrease) increase in PGRE’s share of Same Store Cash NOI	$(2,271)	$(6,254)	$2,836	$1,343	$(196)

% (Decrease) increase	(3.0%)	(10.5%)	27.4%	20.7%

(1)	See page 43 for our definition of this measure.
(2)	Represents Cash NOI from the acquisition of One Front Street, which was acquired in December 2016.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Year Ended December 31, 2016
SAME STORE NOI(1)	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the year ended December 31, 2016	$386,418	$290,223		$53,668	$49,363	$(6,836)
Acquisitions (2)	(13,754)	(11,136)		—	(2,618)	—
Lease termination income (including our share of unconsolidated joint ventures)	(17,040)	(16,859	)(3)	—	(181)	—
Other, net	4,182	4,373	(4)	26	(217)	—

PGRE’s share of Same Store NOI(1) for the year ended December 31, 2016	$359,806	$266,601		$53,694	$46,347	$(6,836)

	Year Ended December 31, 2015
	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the year ended December 31, 2015	$368,661	$283,203		$49,884	$42,114	$(6,540)
Acquisitions	—	—		—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(870)	(569)		—	(301)	—
Other, net	(3,975)	(3,775	)(5)	—	(200)	—

PGRE’s share of Same Store NOI(1) for the year ended December 31, 2015	$363,816	$278,859		$49,884	$41,613	$(6,540)

(Decrease) increase in PGRE’s share of Same Store NOI	$(4,010)	$(12,258)		$3,810	$4,734	$(296)

% (Decrease) increase	(1.1%)	(4.4%)		7.6%	11.4%

(1)	See page 43 for our definition of this measure.
(2)	Represents NOI from the acquisitions of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street, which was acquired in October 2015 and One Front Street, which was acquired in December 2016.
(3)	Includes $10,861 from the termination of a tenant’s lease at 1633 Broadway.
(4)	Includes an aggregate of $12,406 of non-cash write-offs primarily related to an above-market lease asset from the termination of a tenant’s lease at 1633 Broadway, partially offset by $10,315 of income from the accelerated amortization of a below-market lease liability in connection with a tenant’s lease modification.
(5)	Includes $3,915 of income from the accelerated amortization of the aforementioned below-market lease liability in connection with a tenant’s lease modification.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Year Ended December 31, 2016
SAME STORE CASH NOI(1)	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the year ended December 31, 2016	$309,148	$235,088		$46,692	$34,228	$(6,860)
Acquisitions (2)	(11,214)	(9,329)		—	(1,885)	—
Lease termination income (including our share of unconsolidated joint ventures)	(17,040)	(16,859	)(3)	—	(181)	—
Other, net	315	311		4	—	—

PGRE’s share of Same Store Cash NOI(1) for the year ended December 31, 2016	$281,209	$209,211		$46,696	$32,162	$(6,860)

	Year Ended December 31, 2015
	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the year ended December 31, 2015	$308,341	$247,319		$41,618	$25,975	$(6,571)
Acquisitions	—	—		—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(870)	(569)		—	(301)	—
Other, net	28	(30)		—	58	—

PGRE’s share of Same Store Cash NOI(1) for the year ended December 31, 2015	$307,499	$246,720		$41,618	$25,732	$(6,571)

(Decrease) increase in PGRE’s share of Same Store Cash NOI	$(26,290)	$(37,509)		$5,078	$6,430	$(289)

% (Decrease) increase	(8.5%)	(15.2%)		12.2%	25.0%

(1)	See page 43 for our definition of this measure.
(2)	Represents Cash NOI from the acquisitions of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street, which was acquired in October 2015 and One Front Street, which was acquired in December 2016.
(3)	Includes $10,861 from the termination of a tenant’s lease at 1633 Broadway.

CONSOLIDATED JOINT VENTURES AND FUNDS - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2016				As of December 31, 2015
	Consolidated Joint Ventures			Consolidated Fund	Consolidated Joint Ventures			Consolidated Funds
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Real Estate Funds (1)
PGRE Ownership		49.0%	24.4%	12.9%		49.0%	25.4%	Various
ASSETS:
Rental property, net	$1,264,387	$1,264,387	$—	$72,423	$1,276,358	$1,276,358	$—	$67,286
Cash and cash equivalents	9,661	9,236	425	2,525	7,115	6,539	576	14,495
Restricted cash	1,868	1,868	—	3,000	13,188	13,188	—	—
Real estate fund investments (1)	—	—	—	—	—	—	—	416,438
Preferred equity investments	55,051	—	55,051	—	53,941	—	53,941	—
Deferred rent receivable	32,103	32,103	—	—	18,386	18,386	—	—
Accounts and other receivables, net	548	548	—	147	327	327	—	287
Deferred charges, net	5,966	5,966	—	—	4,958	4,958	—	—
Intangible assets, net	52,139	52,139	—	—	71,305	71,305	—	—
Other assets	14,048	14,046	2	426	664	664	—	16

Total Assets	$1,435,771	$1,380,293	$55,478	$78,521	$1,446,242	$1,391,725	$54,517	$498,522

LIABILITIES:
Notes and mortgages payable, net	$872,960	$872,960	$—	$—	$857,037	$857,037	$—	$—
Loans payable to noncontrolling interests	—	—	—	—	—	—	—	45,662
Accounts payable and accrued expenses	19,952	19,934	18	1,125	28,548	28,548	—	936
Interest rate swap liabilities	21,227	21,227	—	—	55,404	55,404	—	—
Intangible liabilities, net	48,654	48,654	—	—	65,011	65,011	—	—
Other liabilities	3,555	3,555	—	3,000	2,888	2,659	229	184

Total Liabilities	966,348	966,330	18	4,125	1,008,888	1,008,659	229	46,782

EQUITY:
Paramount Group, Inc. equity	215,635	201,928	13,707	9,603	200,505	187,282	13,223	37,103
Noncontrolling interests	253,788	212,035	41,753	64,793	236,849	195,784	41,065	414,637

Total Equity	469,423	413,963	55,460	74,396	437,354	383,066	54,288	451,740

Total Liabilities and Equity	$1,435,771	$1,380,293	$55,478	$78,521	$1,446,242	$1,391,725	$54,517	$498,522

(1)	On January 1, 2016, we adopted (“ASU 2015-02”) Amendments to the Consolidation Analysis to ASC Topic 810, Consolidation, using the modified retrospective method, which resulted in the deconsolidation of all of our real estate fund investments that were accounted for at fair value, except for the Residential Development Fund, which is accounted for at historical cost and will continue to be consolidated into our financial statements.

CONSOLIDATED JOINT VENTURES AND FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2016				Three Months Ended December 31, 2015
	Consolidated Joint Ventures			Consolidated Fund	Consolidated Joint Ventures	Consolidated Funds
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	One Market Plaza	Real Estate Funds (1)
Total revenues	$31,307	$31,307	$—	$815	$30,652	$814
Total operating expenses	7,337	7,337	—	840	8,216	559

Net operating income	23,970	23,970	—	(25)	22,436	255
Depreciation and amortization	(11,639)	(11,639)	—	(259)	(13,246)	(259)
Income from real estate fund investments (1)	—	—	—	—	—	7,749
Interest and other income, net	1,424	7	1,417	—	5	—
Interest and debt expense	(14,124)	(14,124)	—	—	(13,907)	(841)
Unrealized gain on interest rate swaps	10,157	10,157	—	—	12,642	—

Net income (loss) before income taxes	9,788	8,371	1,417	(284)	7,930	6,904
Income tax expense	—	—	—	(4)	—	(1)

Net income (loss)	$9,788	$8,371	$1,417	$(288)	$7,930	$6,903

PGRE’s share Ownership	Total	49.0%	24.4%	12.9%	49.0%	Various
Net income (loss)	$4,319	$3,973	$346	$(39)	$3,391	$535
Add: Management fee income	108	108	—	248	44	1,742
Add: Carried interest	—	—	—	—	—	130

PGRE’s share of net income	4,427	4,081	346	209	3,435	2,407
Add: Real estate depreciation and amortization	5,706	5,706	—	34	6,485	29

FFO (2)	10,133	9,787	346	243	9,920	2,436
Less: Unrealized gain on interest rate swaps	(4,977)	(4,977)	—	—	(6,195)	—

Core FFO (2)	$5,156	$4,810	$346	$243	$3,725	$2,436

Noncontrolling Interests’ share Ownership	Total	51.0%	75.6%	87.1%	51.0%	Various
Net income (loss)	$5,469	$4,398	$1,071	$(249)	$4,539	$6,368
Less: Management fee expense	(108)	(108)	—	(248)	(44)	(1,742)
Less: Carried interest	—	—	—	—	—	(130)

Net income (loss) attributable to noncontrolling interests	5,361	4,290	1,071	(497)	4,495	4,496
Add: Real estate depreciation and amortization	5,933	5,933	—	225	6,761	230

FFO (2)	11,294	10,223	1,071	(272)	11,256	4,726
Less: Unrealized gain on interest rate swaps	(5,180)	(5,180)	—	—	(6,447)	—

Core FFO (2)	$6,114	$5,043	$1,071	$(272)	$4,809	$4,726

(1)	On January 1, 2016, we adopted (“ASU 2015-02”) Amendments to the Consolidation Analysis to ASC Topic 810, Consolidation, using the modified retrospective method, which resulted in the deconsolidation of all of our real estate fund investments that were accounted for at fair value, except for the Residential Development Fund, which is accounted for at historical cost and will continue to be consolidated into our financial statements.
(2)	See page 43 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUNDS - OPERATING RESULTS
(unaudited and in thousands)

	Year Ended December 31, 2016				Year Ended December 31, 2015
	Consolidated Joint Ventures			Consolidated Fund	Consolidated Joint Ventures			Consolidated Funds
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	Total Consolidated Joint Ventures	31 West 52nd Street (2)	One Market Plaza	Real Estate Funds (1)
Total revenues	$124,069	$124,069	$—	$3,363	$166,854	$52,382	$114,472	$3,414
Total operating expenses	29,763	29,763	—	2,716	48,259	18,982	29,277	1,766

Net operating income	94,306	94,306	—	647	118,595	33,400	85,195	1,648
Depreciation and amortization	(50,778)	(50,778)	—	(1,035)	(72,339)	(19,591)	(52,748)	(1,059)
Income from real estate fund investments (1)	—	—	—	—	—	—	—	37,975
Interest and other income, net	5,743	27	5,716	1	60	47	13	1
Interest and debt expense	(55,817)	(55,817)	—	—	(70,998)	(15,713)	(55,285)	(3,467)
Unrealized gain on interest rate swaps	34,178	34,178	—	—	37,328	6,634	30,694	—

Net income (loss) before income taxes	27,632	21,916	5,716	(387)	12,646	4,777	7,869	35,098
Income tax expense	(37)	(37)	—	(6)	(11)	—	(11)	(5)

Net income (loss)	$27,595	$21,879	$5,716	$(393)	$12,635	$4,777	$7,858	$35,093

PGRE’s share Ownership	Total	49.0%	24.4%	12.9%	Total	64.2%	49.0%	Various
Net income (loss)	$11,628	$10,235	$1,393	$(53)	$6,423	$3,067	$3,356	$2,151
Add: Management fee income	544	544	—	976	753	382	371	6,215
Add: Carried interest	—	—	—	—	—	—	—	5,554

PGRE’s share of net income	12,172	10,779	1,393	923	7,176	3,449	3,727	13,920
Add: Real estate depreciation and amortization	24,881	24,881	—	138	38,415	12,577	25,838	136

FFO (3)	37,053	35,660	1,393	1,061	45,591	16,026	29,565	14,056
Less: Unrealized gain on interest rate swaps	(16,748)	(16,748)	—	—	(19,300)	(4,260)	(15,040)	—

Core FFO (3)	$20,305	$18,912	$1,393	$1,061	$26,291	$11,766	$14,525	$14,056

Noncontrolling Interests’ share Ownership	Total	51.0%	75.6%	87.1%	Total	35.8%	51.0%	Various
Net income (loss)	$15,967	$11,644	$4,323	$(340)	$6,212	$1,710	$4,502	$32,942
Less: Management fee expense	(544)	(544)	—	(976)	(753)	(382)	(371)	(6,215)
Less: Carried interest	—	—	—	—	—	—	—	(5,554)

Net income (loss) attributable to noncontrolling interests	15,423	11,100	4,323	(1,316)	5,459	1,328	4,131	21,173
Add: Real estate depreciation and amortization	25,897	25,897	—	897	33,924	7,014	26,910	923

FFO (3)	41,320	36,997	4,323	(419)	39,383	8,342	31,041	22,096
Less: Unrealized gain on interest rate swaps	(17,430)	(17,430)	—	—	(18,028)	(2,374)	(15,654)	—

Core FFO (3)	$23,890	$19,567	$4,323	$(419)	$21,355	$5,968	$15,387	$22,096

(1)	On January 1, 2016, we adopted (“ASU 2015-02”) Amendments to the Consolidation Analysis to ASC Topic 810, Consolidation, using the modified retrospective method, which resulted in the deconsolidation of all of our real estate fund investments that were accounted for at fair value, except for the Residential Development Fund, which is accounted for at historical cost and will continue to be consolidated into our financial statements.
(2)	We acquired the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street in October 2015.
(3)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS
(unaudited and in thousands)

	As of December 31, 2016			As of December 31, 2015
	Total	712 Fifth Avenue	Oder-Center, Germany (1)	Total	712 Fifth Avenue	Oder-Center, Germany (1)
PGRE Ownership		50.0%	9.5%		50.0%	9.5%
ASSETS:
Rental property, net	$213,903	$207,632	$6,271	$220,765	$214,139	$6,626
Cash and cash equivalents	19,089	18,430	659	18,388	17,341	1,047
Restricted cash	75	75	—	323	323	—
Deferred rent receivable	12,790	12,790	—	12,479	12,479	—
Accounts and other receivables, net	300	300	—	1,179	1,179	—
Deferred charges, net	8,907	8,907	—	9,704	9,704	—
Other assets	690	199	491	492	311	181

Total Assets	$255,754	$248,333	$7,421	$263,330	$255,476	$7,854

LIABILITIES:
Notes and mortgages payable, net	$269,063	$245,990	$23,073	$269,725	$245,582	$24,143
Accounts payable and accrued expenses	3,633	3,460	173	5,450	5,324	126
Interest rate swap liabilities	5,036	5,036	—	9,146	9,146	—
Other liabilities	437	287	150	649	530	119

Total Liabilities	278,169	254,773	23,396	284,970	260,582	24,388

EQUITY:
Total Equity	(22,415)	(6,440)	(15,975)	(21,640)	(5,106)	(16,534)

Total Liabilities and Equity	$255,754	$248,333	$7,421	$263,330	$255,476	$7,854

(1) We account for our interest in Oder-Center, Germany on a one-quarter lag basis.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Three Months Ended December 31, 2016			Three Months Ended December 31, 2015
	Total	712 Fifth Avenue	Oder-Center, Germany (1)	Total	712 Fifth Avenue	Oder-Center, Germany (1)
Total revenues	$15,104	$14,108	$996	$14,782	$13,649	$1,133
Total operating expenses	5,921	5,753	168	5,569	5,399	170

Net operating income	9,183	8,355	828	9,213	8,250	963
Depreciation and amortization expense	(2,976)	(2,883)	(93)	(3,031)	(2,935)	(96)
Interest and other income, net	19	19	—	7	7	—
Interest and debt expense	(3,101)	(2,841)	(260)	(2,980)	(2,699)	(281)
Unrealized gain on interest rate swaps	1,553	1,553	—	2,129	2,129	—

Net income before income taxes	4,678	4,203	475	5,338	4,752	586
Income tax expense	(3)	—	(3)	(2)	—	(2)

Net income	$4,675	$4,203	$472	$5,336	$4,752	$584

PGRE’s share Ownership	Total	50.0%	9.5%	Total	50.0%	9.5%
Net income	$2,147	$2,102	$45	$2,432	$2,376	$56
Less: Step-up basis adjustment	(25)	—	(25)	(26)	—	(26)

PGRE’s share of net income	2,122	2,102	20	2,406	2,376	30
Add: Real estate depreciation and amortization	1,476	1,442	34	1,504	1,468	36

FFO (2)	3,598	3,544	54	3,910	3,844	66
Less: Unrealized gain on interest rate swaps	(777)	(777)	—	(1,065)	(1,065)	—

Core FFO (2)	$2,821	$2,767	$54	$2,845	$2,779	$66

Joint Venture Partners’ share Ownership	Total	50.0%	90.5%	Total	50.0%	90.5%
Net income	$2,529	$2,102	$427	$2,904	$2,376	$528
Add: Real estate depreciation and amortization	1,526	1,442	84	1,557	1,468	89

FFO (2)	4,055	3,544	511	4,461	3,844	617
Less: Unrealized gain on interest rate swaps	(777)	(777)	—	(1,065)	(1,065)	—

Core FFO (2)	$3,278	$2,767	$511	$3,396	$2,779	$617

(1)	We account for our interest in Oder-Center, Germany on a one-quarter lag basis.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Year Ended December 31, 2016			Year Ended December 31, 2015
	Total	712 Fifth Avenue	Oder-Center, Germany (1)	Total	712 Fifth Avenue	Oder-Center, Germany (1)
Total revenues	$60,797	$56,573	$4,224	$59,893	$55,375	$4,518
Total operating expenses	23,670	22,826	844	23,581	22,956	625

Net operating income	37,127	33,747	3,380	36,312	32,419	3,893
Depreciation and amortization expense	(12,509)	(12,127)	(382)	(12,165)	(11,764)	(401)
Interest and other income, net	68	68	—	16	15	1
Interest and debt expense	(12,212)	(11,128)	(1,084)	(12,612)	(11,425)	(1,187)
Unrealized gain on interest rate swaps	4,109	4,109	—	4,223	4,223	—

Net income before income taxes	16,583	14,669	1,914	15,774	13,468	2,306
Income tax expense	(10)	—	(10)	(21)	—	(21)

Net income	$16,573	$14,669	$1,904	$15,753	$13,468	$2,285

PGRE’s share Ownership	Total	50.0%	9.5%	Total	50.0%	9.5%
Net income	$7,516	$7,335	$181	$6,952	$6,734	$218
Less: Step-up basis adjustment	(103)	—	(103)	(102)	—	(102)

PGRE’s share of net income	7,413	7,335	78	6,850	6,734	116
Add: Real estate depreciation and amortization	6,203	6,064	139	6,022	5,882	140

FFO (2)	13,616	13,399	217	12,872	12,616	256
Less: Unrealized gain on interest rate swaps	(2,055)	(2,055)	—	(2,112)	(2,112)	—

Core FFO (2)	$11,561	$11,344	$217	$10,760	$10,504	$256

Joint Venture Partners’ share Ownership	Total	50.0%	90.5%	Total	50.0%	90.5%
Net income	$9,058	$7,335	$1,723	$8,801	$6,734	$2,067
Add: Real estate depreciation and amortization	6,410	6,064	346	6,255	5,882	373

FFO (2)	15,468	13,399	2,069	15,056	12,616	2,440
Less: Unrealized gain on interest rate swaps	(2,055)	(2,055)	—	(2,112)	(2,112)	—

Core FFO (2)	$13,413	$11,344	$2,069	$12,944	$10,504	$2,440

(1)	We account for our interest in Oder-Center, Germany on a one-quarter lag basis.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY
(unaudited)

Property Funds:

The following is a summary of the Property Funds, our ownership interests in these funds and the funds’ ownership interest in the underlying investments, as of December 31, 2016.

Fund	PGRE Ownership	60 Wall Street (1)	One Market Plaza		50 Beale Street	0 Bond Street (2)
Fund II	10.0%	46.3%	—		—	—
Fund III	3.1%	16.0%	2.0%		—	—
Fund VII/VII-H	7.2%	—	—		42.8%	100.0%

Total Property Funds		62.3%	2.0%		42.8%	100.0%
Other Investors		37.7%	98.0	%(3)	57.2%	—

Total		100.0%	100.0%		100.0%	100.0%

The following is a summary of the Property Funds’ investments and our ownership interests in the underlying investments, as of December 31, 2016.

		PGRE	Square	%	%	Annualized Rent (4)
Investments	Submarket	Ownership	Feet	Leased	Occupied	Amount		Per Square Foot (5)
60 Wall Street (1)	Downtown	5.1%	1,625,483	100.0%	100.0%	$67,000,000	(6)	$41.22	(6)
50 Beale Street	South Financial District	3.1%	663,633	82.0%	82.0%	29,381,000		44.31
0 Bond Street (2)	NoHo	7.2%	64,390	46.6%	46.6%	3,810,000		126.94

(1)	On January 24, 2017, Fund II, Fund III and the other investors sold their interests in 60 Wall Street to a newly formed joint venture in which we have a 5.2% ownership interest.
(2)	Formerly called 670 Broadway.
(3)	Includes a 49.0% direct ownership interest held by us.
(4)	See page 43 for our definition of this measure.
(5)	Represents office and retail space only.
(6)	Represents triple net base rent only.

Alternative Investment Fund (“Fund VIII”):

The following is a summary of Fund VIII and our ownership interests in the underlying investments, as of December 31, 2016.

		PGRE	Fixed /			Face Amount		Fair Value
Investments	Investment Type	Ownership	Variable rate	Interest Rate	Maturity	Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%	Jan-2022	$50,000,000	$645,000	$50,379,000	$650,000
1440 Broadway	Mezzanine Loan	1.3%	Variable (LIBOR plus 600 bps)	6.65%	Oct-2019	40,000,000	516,000	40,480,000	522,000
700 Eighth Avenue	Mortgage/Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	6.65%	Jan-2019	80,000,000	1,032,000	80,000,000	1,032,000
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%	Jun-2023	55,000,000	710,000	55,834,000	720,000
Other	Mezzanine Loan/Preferred Equity	1.3%	Various	7.00% - 9.61%	Oct-2018 to Nov-2026	134,237,000	1,732,000	135,589,000	1,749,000

						$359,237,000	$4,635,000	$362,282,000	$4,673,000

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

			As of December 31, 2016
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,408,179
Revolving credit facility			230,000

			3,638,179
Less:
Noncontrolling interest’s share of consolidated debt (One Market Plaza)			(445,209)
Add:
PGRE’s share of unconsolidated joint venture debt (712 Fifth Avenue and Oder-Center, Germany)			125,442

PGRE’s share of total debt (2)			3,318,412

	Shares / Units Outstanding	Share Price as of December 31, 2016
Equity:
Common stock	230,015,356	$15.99	3,677,946
Operating Partnership units	34,511,214	15.99	551,834

Total equity	264,526,570	15.99	4,229,780

Total Market Capitalization			$7,548,192

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	See page 43 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,013,544	3.52%	$1,000,000	3.54%	$13,544	2.37%
1301 Avenue of the Americas	850,000	2.79%	500,000	3.05%	350,000	2.43%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
1899 Pennsylvania Avenue	87,675	4.88%	87,675	4.88%	—	—
Liberty Place	84,000	4.50%	84,000	4.50%	—	—
One Market Plaza (1)	872,960	6.12%	860,546	6.13%	12,414	4.94%
Revolving Credit Facility	230,000	2.02%	—	—	230,000	2.02%

	3,638,179	3.97%	3,032,221	4.30%	605,958	2.32%
Noncontrolling interest’s share (2)	(445,209)	6.12%	(438,878)	6.13%	(6,331)	4.94%

PGRE’s share of consolidated debt	$3,192,970	3.67%	$2,593,343	3.99%	$599,627	2.29%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$246,500	4.40%	$135,000	5.78%	$111,500	2.72%
Oder-Center, Germany	23,073	4.62%	23,073	4.62%	—	—

Total unconsolidated debt	269,573	4.42%	158,073	5.61%	111,500	2.72%
Joint venture partners’ share	(144,131)	4.43%	(88,381)	5.50%	(55,750)	2.72%

PGRE’s share of unconsolidated debt	$125,442	4.40%	$69,692	5.74%	$55,750	2.72%

PGRE’s Share of Total Debt (2)	$3,318,412	3.70%	$2,663,035	4.04%	$655,377	2.33%

Revolving Credit Facility Covenants: (3)	Required	Actual
Total Debt / Total Assets	Less than 60%	42.9%
Secured Debt / Total Assets	Less than 50%	37.2%
Fixed Charge Coverage	Greater than 1.5x	2.3x
Unsecured Debt / Unencumbered Assets	Less than 60%	29.9%
Unencumbered Interest Coverage	Greater than 1.75x	12.9x

Debt Composition:	Amount	%
Fixed rate debt:
PGRE’s consolidated fixed rate debt	$2,593,343
PGRE’s unconsolidated fixed rate debt	69,692

Total fixed rate debt	2,663,035	80.3%

Variable rate debt:
PGRE’s consolidated variable rate debt	599,627
PGRE’s unconsolidated variable rate debt	55,750

Total variable rate debt	655,377	19.7%

PGRE’s Share of Total Debt (2)	$3,318,412	100.0%

(1)	On January 19, 2017, we completed a $975,000 refinancing of One Market Plaza. The new seven-year interest-only loan matures in January 2024 and has a fixed rate of 4.03%. We retained $23,470 for our 49.0% share of net proceeds, after the repayment of the existing loan, closing costs and required reserves.
(2)	See page 43 for our definition of this measure.
(3)	This section presents ratios as of December 31, 2016 in accordance with the terms of the Company’s revolving credit facility, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2017	2018	2019	2020	2021	Thereafter	Total
Liberty Place	$—	$84,000	$—	$—	$—	$—	$84,000
One Market Plaza (1)	—	—	872,960	—	—	—	872,960
1899 Pennsylvania Avenue	—	—	—	87,675	—	—	87,675
1301 Avenue of the Americas	—	—	—	—	850,000	—	850,000
1633 Broadway	—	—	—	—	—	1,013,544	1,013,544
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	230,000	—	—	—	—	230,000

Total consolidated debt	—	314,000	872,960	87,675	850,000	1,513,544	3,638,179
Noncontrolling interest’s share (2)	—	—	(445,209)	—	—	—	(445,209)

PGRE’s share of consolidated debt	$—	$314,000	$427,751	$87,675	$850,000	$1,513,544	$3,192,970

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$246,500	$—	$—	$—	$—	$246,500
Oder-Center, Germany	—	—	—	—	—	23,073	23,073

Total unconsolidated debt	—	246,500	—	—	—	23,073	269,573
Joint venture partners’ share	—	(123,250)	—	—	—	(20,881)	(144,131)

PGRE’s share of unconsolidated debt	$—	$123,250	$—	$—	$—	$2,192	$125,442

PGRE’s share of total debt (2)	$—	$437,250	$427,751	$87,675	$850,000	$1,515,736	$3,318,412

Weighted average rate	—	3.17%	6.12%	4.88%	2.79%	3.62%	3.70%

% of debt maturing	—	13.2%	12.9%	2.6%	25.6%	45.7%	100.0%

(1)	This loan was refinanced in January 2017 with a new $975,000 mortgage loan that matures in January 2024.
(2)	See page 43 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited)

		Paramount	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)
As of December 31, 2016
New York:
1633 Broadway	West Side	100.0%	2,523,429	86.3%	85.7%	$148,415,000	$71.71
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1,780,472	93.7%	86.5%	115,091,000	75.53
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	805,258	96.5%	96.5%	50,660,000	65.69
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	761,787	84.5%	84.5%	53,738,000	80.69
900 Third Avenue	East Side	100.0%	597,402	98.0%	96.8%	42,021,000	73.28
712 Fifth Avenue	Madison / Fifth Ave	50.0%	543,386	97.1%	94.1%	56,787,000	111.62

Subtotal / Weighted Average			7,011,734	91.0%	88.6%	466,712,000	76.43

PGRE’s Share			6,740,041	90.7%	88.4%	438,319,000	74.86

Washington, D.C.:
Waterview (3)	Rosslyn, VA	100.0%	636,768	98.7%	98.7%	34,600,000	52.46
425 Eye Street	East End	100.0%	372,555	97.7%	97.7%	16,398,000	45.18
2099 Pennsylvania Avenue	CBD	100.0%	210,792	82.3%	62.3%	10,147,000	77.82
1899 Pennsylvania Avenue	CBD	100.0%	190,955	100.0%	98.0%	14,769,000	78.97
Liberty Place	East End	100.0%	174,449	89.9%	89.9%	12,031,000	75.95

Subtotal / Weighted Average			1,585,519	95.5%	92.6%	87,945,000	58.72

PGRE’s Share			1,585,519	95.5%	92.6%	87,945,000	58.72

San Francisco:
One Market Plaza	South Financial District	49.0%	1,580,078	98.7%	95.9%	104,513,000	68.08
One Front Street	North Financial District	100.0%	643,745	99.4%	99.4%	36,707,000	56.73

Subtotal / Weighted Average			2,223,823	98.9%	96.9%	141,220,000	64.76

PGRE’s Share			1,417,983	99.0%	97.5%	87,918,000	62.89

Total / Weighted Average			10,821,076	93.3%	90.9%	$695,877,000	$71.14

PGRE’s Share			9,743,543	92.7%	90.4%	$614,182,000	$70.20

(1)	See page 43 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	On January 12, 2017, we entered into an agreement to sell Waterview for $460,000,000. The sale, which is subject to customary closing conditions, is expected to close in the second quarter of 2017.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited)

					PGRE’s Share of
	Lease Expiration		Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
Top 10 Tenants:								Amount	Per Square Foot
As of December 31, 2016
Barclays Capital, Inc.	Dec-2020	(2)	538,518	(2)	538,518	(2)	5.5%	$35,471,000	$65.87	5.8%
The Corporate Executive Board Company	Jan-2028		625,062		625,062		6.4%	32,761,000	52.41	5.3%
Allianz Global Investors, LP	Jan-2031		326,457		323,629		3.3%	28,121,000	86.89	4.6%
Clifford Chance LLP	Jun-2024		328,992		328,992		3.4%	26,029,000	79.12	4.2%
Credit Agricole Corporate & Investment Bank	Feb-2023		311,291		311,291		3.2%	25,051,000	80.47	4.1%
Morgan Stanley & Company	Mar-2032	(3)	312,885	(3)	312,885	(3)	3.2%	22,122,000	70.70	3.6%
WMG Acquisition Corp. (Warner Music Group)	Jul-2029		293,487		293,487		3.0%	16,753,000	57.08	2.7%
Chadbourne & Parke, LLP	Sep-2024		203,863		203,863		2.1%	16,129,000	79.12	2.6%
Showtime Networks, Inc.	Jan-2026		238,880		238,880		2.5%	14,179,000	59.36	2.3%
U.S. General Services Administration	Jun-2021		310,450		310,450		3.2%	14,152,000	45.59	2.3%

	PGRE’s Share of
	Square Feet	% of Occupied	Annualized	% of Annualized
Industry Diversification:	Occupied	Square Feet	Rent	Rent
As of December 31, 2016
Legal Services	1,878,029	21.5%	$141,281,000	23.0%
Financial Services - Commercial and Investment Banking	1,861,907	21.3%	130,231,000	21.2%
Technology and Media	1,365,164	15.6%	87,760,000	14.3%
Financial Services, all others	942,767	10.8%	78,539,000	12.8%
Insurance	392,507	4.5%	32,010,000	5.2%
Retail	266,644	3.1%	21,975,000	3.6%
Government	345,278	4.0%	16,550,000	2.7%
Consumer Products	174,082	2.0%	12,970,000	2.1%
Real Estate	171,521	2.0%	11,459,000	1.9%
Other	1,339,474	15.3%	81,407,000	13.2%

(1)	See page 43 for our definition of this measure.
(2)	41,100 of the square feet leased expired on December 31, 2016.
(3)	52,056 of the square feet leased expires on June 30, 2017.

LEASING ACTIVITY

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Three Months Ended December 31, 2016:
Total square feet leased	241,551	205,821	21,311	14,419
PGRE’s share of total square feet leased:	231,401	203,025	21,311	7,065
Initial rent (1)	$81.90	$83.65	$65.64	$85.00
Weighted average lease term (in years)	8.5	8.5	9.7	5.0
Tenant improvements and leasing commissions:
Per square foot	$84.51	$85.57	$98.34	$15.00
Per square foot per annum	$9.96	$10.09	$10.18	$3.00
Percentage of initial rent	12.2%	12.1%	15.5%	3.5%
Rent concessions:
Average free rent period (in months)	9.0	9.0	11.3	—
Average free rent period per annum (in months)	1.1	1.1	1.2	—
Second generation space: (1)
Square feet	210,090	203,025	—	7,065
GAAP basis:
Straight-line rent	$79.92	$79.72	$—	$85.22
Prior straight-line rent	$78.77	$79.15	$—	$68.74
Percentage increase	1.5%	0.7%	—	24.0%
Cash basis
Initial rent (1)	$83.70	$83.65	$—	$85.00
Prior escalated rent	$82.05	$82.83	$—	$61.65
Percentage increase	2.0%	1.0%	—	37.9%

(1)	See page 43 for our definition of this measure.

LEASING ACTIVITY

(unaudited)

	Total		New York		Washington, D.C.	San Francisco
Year Ended December 31, 2016:
Total square feet leased	734,238		566,854		90,183	77,201
PGRE’s share of total square feet leased:	662,935		534,924		90,183	37,828
Initial rent (1)	$74.12		$73.66		$69.81	$92.50
Weighted average lease term (in years)	8.0		8.0		8.7	5.6
Tenant improvements and leasing commissions:
Per square foot	$63.05		$57.86		$105.79	$29.31
Per square foot per annum	$7.93		$7.25		$12.17	$5.27
Percentage of initial rent	10.7%		9.8%		17.4%	5.7%
Rent concessions:
Average free rent period (in months)	6.5		7.0		6.1	0.9
Average free rent period per annum (in months)	0.8		0.9		0.7	0.2
Second generation space: (1)
Square feet	485,809		446,766		3,933	35,110
GAAP basis:
Straight-line rent	$72.98		$71.27		$80.13	$93.97
Prior straight-line rent	$66.15		$65.62		$80.10	$71.28
Percentage increase	10.3	% (2)	8.6	% (2)	0.0%	31.8%
Cash basis:
Initial rent	$76.05	(3)	$74.73	(3)	$79.82	$92.50
Prior escalated rent	$73.38		$73.92		$78.95	$65.72
Percentage increase	3.6	% (2)	1.1	% (2)	1.1%	40.7%

(1)	See page 43 for our definition of this measure.
(2)	Includes the effect of two above market leases aggregating 89,135 square feet that were terminated and subsequently released at market rates. Excluding the impact of these leases, the percentage increase in GAAP basis and Cash basis rents was 8.2% and 7.5%, respectively, for our New York portfolio and 10.4% and 10.3%, respectively, for the total portfolio.
(3)	The leasing statistics include the effect of a lease for the parking garage at 1633 Broadway. Excluding the effect of this lease, the initial rent was $80.72 for our New York portfolio and $79.70 for the total portfolio.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	6,148	4,373	$269,000	$—	0.0%

1Q 2017	275,974	261,279	16,801,000	64.59	2.4%
2Q 2017	74,487	65,001	3,781,000	57.96	0.6%
3Q 2017	108,889	107,105	7,430,000	69.37	1.1%
4Q 2017	109,983	101,008	6,650,000	66.70	1.0%

Total 2017	569,333	534,393	34,662,000	65.14	5.1%

2018	404,058	329,894	23,858,000	81.78	3.5%
2019	693,561	569,612	41,098,000	71.14	6.0%
2020	562,320	473,610	34,130,000	72.09	5.0%
2021	1,562,513	1,340,696	82,661,000	62.52	12.0%
2022	565,436	421,593	28,581,000	78.46	4.2%
2023	730,488	690,945	52,895,000	77.04	7.7%
2024	673,679	649,006	49,868,000	77.04	7.3%
2025	512,137	314,491	23,812,000	75.81	3.5%
2026	730,413	652,769	47,533,000	69.70	6.9%
Thereafter	3,812,562	3,748,095	266,903,000	77.34	38.8%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	575	575	$113,000	$—	0.0%

1Q 2017	211,519	210,921	14,486,000	68.84	2.9%
2Q 2017	62,381	52,895	3,205,000	60.34	0.6%
3Q 2017	101,045	101,045	7,076,000	70.03	1.4%
4Q 2017	31,360	31,360	2,895,000	96.55	0.6%

Total 2017	406,305	396,221	27,662,000	70.11	5.5%

2018	283,124	248,648	19,328,000	90.87	3.9%
2019	262,596	246,994	20,479,000	84.40	4.1%
2020	338,070	295,913	23,415,000	79.19	4.7%
2021	894,478	846,752	57,071,000	69.74	11.4%
2022	161,405	150,501	8,444,000	107.18	1.7%
2023	514,442	482,253	36,910,000	77.08	7.4%
2024	569,605	548,529	42,219,000	77.19	8.4%
2025	113,903	90,508	7,368,000	81.40	1.5%
2026	575,377	560,231	41,254,000	70.00	8.3%
Thereafter	2,929,789	2,881,469	215,650,000	73.65	43.1%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	—	—	$—	$—	—

1Q 2017	—	—	—	—	—
2Q 2017	—	—	—	—	—
3Q 2017	—	—	—	—	—
4Q 2017	—	—	—	—	—

Total 2017	—	—	—	—	—

2018	—	—	—	—	—
2019	42,081	42,081	3,345,000	74.28	3.4%
2020	32,959	32,959	2,432,000	73.78	2.5%
2021	316,703	316,703	15,461,000	47.09	15.9%
2022	36,733	36,733	1,954,000	53.20	2.0%
2023	140,657	140,657	11,286,000	80.87	11.6%
2024	75,864	75,864	5,796,000	76.54	6.0%
2025	56,565	56,565	4,457,000	78.80	4.6%
2026	32,011	32,011	2,205,000	68.88	2.3%
Thereafter	851,113	851,113	50,354,000	57.26	51.7%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	5,573	3,798	$156,000	$—	0.2%

1Q 2017	64,455	50,358	2,315,000	46.44	2.6%
2Q 2017	12,106	12,106	576,000	47.57	0.6%
3Q 2017	7,844	6,060	354,000	58.44	0.4%
4Q 2017	78,623	69,648	3,755,000	53.92	4.2%

Total 2017	163,028	138,172	7,000,000	50.87	7.8%

2018	120,934	81,246	4,530,000	57.15	5.1%
2019	388,884	280,537	17,274,000	59.38	19.4%
2020	191,291	144,738	8,283,000	57.23	9.3%
2021	351,332	177,241	10,129,000	57.22	11.4%
2022	367,298	234,359	18,183,000	77.58	20.4%
2023	75,389	68,035	4,699,000	67.73	5.3%
2024	28,210	24,613	1,853,000	75.29	2.1%
2025	341,669	167,418	11,988,000	71.76	13.5%
2026	123,025	60,528	4,074,000	67.40	4.6%
Thereafter	31,660	15,513	899,000	60.00	0.9%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES - TOTAL PORTFOLIO

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$7,600	$5,446	$6,502	$20,516	$14,566
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$7,600	$5,446	$6,502	$20,516	$14,566

Tenant improvements:
Recurring (1)	$9,679	$9,977	$7,149	$49,927	$36,798
Non-recurring (1)	2,070	14,470	16,833	38,537	28,149

Total tenant improvements	$11,749	$24,447	$23,982	$88,464	$64,947

Leasing commissions:
Recurring (1)	$2,025	$22,370	$2,195	$8,524	$33,573
Non-recurring (1)	1,485	7,889	263	3,133	13,278

Total leasing commissions	$3,510	$30,259	$2,458	$11,657	$46,851

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$19,304	$37,793	$15,846	$78,967	$84,937
Total non-recurring (1)	3,555	22,359	17,096	41,670	41,427

Total capital expenditures, tenant improvements and leasing commissions	$22,859	$60,152	$32,942	$120,637	$126,364

Development expenditures: (1)
1633 Broadway—Plaza and Retail development	$694	$3,940	$1,119	$7,639	$7,785
One Market Plaza—Lobby and Retail repositioning	—	3,973	—	4,656	16,561
Residential Development Fund	1,623	708	1,748	5,599	1,963
Other	74	—	324	1,359	—

Total development expenditures	$2,391	$8,621	$3,191	$19,253	$26,309

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES - NEW YORK

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$7,099	$2,568	$4,556	$14,849	$7,142
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$7,099	$2,568	$4,556	$14,849	$7,142

Tenant improvements:
Recurring (1)	$5,256	$4,825	$3,514	$31,810	$25,569
Non-recurring (1)	1,141	10,617	15,199	32,609	18,693

Total tenant improvements	$6,397	$15,442	$18,713	$64,419	$44,262

Leasing commissions:
Recurring (1)	$1,697	$18,976	$1,880	$6,093	$27,901
Non-recurring (1)	378	4,027	199	1,618	6,343

Total leasing commissions	$2,075	$23,003	$2,079	$7,711	$34,244

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$14,052	$26,369	$9,950	$52,752	$60,612
Total non-recurring (1)	1,519	14,644	15,398	34,227	25,036

Total capital expenditures, tenant improvements and leasing commissions	$15,571	$41,013	$25,348	$86,979	$85,648

Development expenditures: (1)
1633 Broadway—Plaza and Retail development	$694	$3,940	$1,119	$7,639	$7,785
Other	74	—	324	1,359	—

Total development expenditures	$768	$3,940	$1,443	$8,998	$7,785

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES - WASHINGTON, D.C.

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$105	$1,424	$588	$1,770	$4,821
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$105	$1,424	$588	$1,770	$4,821

Tenant improvements:
Recurring (1)	$125	$559	$79	$2,133	$5,410
Non-recurring (1)	929	3,853	188	3,397	9,456

Total tenant improvements	$1,054	$4,412	$267	$5,530	$14,866

Leasing commissions:
Recurring (1)	$15	$334	$56	$644	$1,065
Non-recurring (1)	1,107	3,862	26	1,477	6,935

Total leasing commissions	$1,122	$4,196	$82	$2,121	$8,000

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$245	$2,317	$723	$4,547	$11,296
Total non-recurring (1)	2,036	7,715	214	4,874	16,391

Total capital expenditures, tenant improvements and leasing commissions	$2,281	$10,032	$937	$9,421	$27,687

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES - SAN FRANCISCO

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$246	$1,260	$1,353	$3,490	$2,373
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$246	$1,260	$1,353	$3,490	$2,373

Tenant improvements:
Recurring (1)	$4,298	$4,593	$3,556	$15,984	$5,819
Non-recurring (1)	—	—	1,446	2,531	—

Total tenant improvements	$4,298	$4,593	$5,002	$18,515	$5,819

Leasing commissions:
Recurring (1)	$313	$3,060	$259	$1,787	$4,607
Non-recurring (1)	—	—	38	38	—

Total leasing commissions	$313	$3,060	$297	$1,825	$4,607

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$4,857	$8,913	$5,168	$21,261	$12,799
Total non-recurring (1)	—	—	1,484	2,569	—

Total capital expenditures, tenant improvements and leasing commissions	$4,857	$8,913	$6,652	$23,830	$12,799

Development expenditures: (1)
One Market Plaza—Lobby and Retail repositioning	$—	$3,973	$—	$4,656	$16,561

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES - OTHER

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	September 30, 2016	December 31, 2016	December 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$150	$194	$5	$407	$230
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$150	$194	$5	$407	$230

Tenant improvements:
Recurring (1)	$—	$—	$—	$—	$—
Non-recurring (1)	—	—	—	—	—

Total tenant improvements	$—	$—	$—	$—	$—

Leasing commissions:
Recurring (1)	$—	$—	$—	$—	$—
Non-recurring (1)	—	—	—	—	—

Total leasing commissions	$—	$—	$—	$—	$—

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$150	$194	$5	$407	$230
Total non-recurring (1)	—	—	—	—	—

Total capital expenditures, tenant improvements and leasing commissions	$150	$194	$5	$407	$230

Development expenditures: (1)
Residential Development Fund	$1,623	$708	$1,748	$5,599	$1,963

(1)	See page 43 for our definition of this measure.

DEFINITIONS

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO attributable to common stockholders represents the Company’s pro rata share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of transaction related costs, unrealized gains or losses on interest rate swaps, severance costs and defeasance and debt breakage costs, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO less (i) recurring tenant improvements, leasing commissions and other capital expenditures, (ii) straight-line rent adjustments, (iii) unrealized gain on real estate fund investments, (iv) amortization of above and below-market leases, net, plus (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides supplemental information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s pro rata share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as net income (loss) plus interest expense, income taxes, depreciation and amortization expenses. EBITDA provides supplemental information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDA should not be considered as (i) a substitute for net income (loss) determined in accordance with GAAP, (ii) a substitute for net cash flows from operating activities determined in accordance with GAAP, (iii) an indication of our financial performance or (iv) a measure of our liquidity. We also present PGRE’s share of EBITDA which represents our share of EBITDA generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Adjusted EBITDA is calculated by adjusting EBITDA to eliminate the impact of the performance of our real estate funds, gains and losses on interest rate swaps, acquisition and transaction costs and certain other items that may vary from period to period. We also present our PGRE’s share of Adjusted EBITDA, which represents our share of the Adjusted EBITDA generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Adjusted EBITDA helps compare our operating performance from period to period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps), certain non-cash expenses (primarily depreciation and amortization on our assets), the formation and performance of our real estate funds and acquisition and transaction costs that may vary from period to period. In future periods, we may also exclude other items from Adjusted EBITDA that we believe may help investors compare our results. Adjusted EBITDA should not be considered as a substitute for net income (loss) determined in accordance with GAAP. Other real estate companies may use different methodologies for calculating Adjusted EBITDA or similar metrics, and accordingly, our presentation of Adjusted EBITDA may not be comparable to other real estate companies.

DEFINITIONS - CONTINUED

Net Operating Income (“NOI”) is a metric we use to measure the operating performance of our properties. NOI consists of property-related revenue (which includes rental income, tenant reimbursement income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We used NOI and Cash NOI as metrics to measure the operating performance of our properties. We use these metrics internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level. Other real estate companies may use different methodologies for calculating NOI and Cash NOI, and accordingly, our presentation of NOI and Cash NOI may not be comparable to other real estate companies.

Same Store NOI is used to measure the operating performance of our properties that were owned by us in a similar manner during both the current period and prior reporting periods. Same Store NOI includes our share of NOI from unconsolidated joint ventures. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below-market leases. Additionally, we present PGRE’s share of Same Store NOI and Same Store Cash NOI which represents our share of Same Store NOI and Same Store Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests share of debt from consolidated joint ventures that is attributable to our partners. Pro rata share of total debt should not be considered as a substitute for total debt determined in accordance with GAAP and should only be considered together with and as a supplement to the total debt determined in accordance with GAAP.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Recurring Capital Expenditures include capital expenditures to maintain current revenues and tenant improvements and leasing commissions related to space leased that has been vacant for less than twelve months. Nonrecurring Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.